OPTIMUM FUND TRUST

Optimum International Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2020

The Board of Trustees (Board) of the Fund has approved the appointment of Baillie Gifford Overseas Limited (Baillie) as a sub-advisor to the Optimum International Fund. It is currently anticipated that Baillie will replace EARNEST Partners LLC as a sub-advisor to this Fund in late-April 2021.

On or about April 23, 2021, in connection with the appointment of Baillie as a sub-advisor to the Fund, the following will replace the information in the sections of the Fund’s prospectus entitled "Fund summaries: Optimum International Fund – What are the Fund's principal investment strategies?" and "Fund summaries: Optimum International Fund – Who manages the Fund? – Sub-advisors”:

What are the Fund’s principal investment strategies?

The Fund invests primarily in non-US securities, including securities of issuers located in emerging markets, but, in any event, will invest at least 65% of its net assets in non-US securities. The Fund considers non-US securities to include those securities issued by companies: (i) whose principal securities trading markets are outside the US; (ii) that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the US; (iii) that have 50% or more of their assets outside the US; (iv) that are linked to non-US dollar currencies; or (v) that are organized under the laws of, or with principal offices in, a country other than the US. The Fund does not limit its investments to issuers within a specific market capitalization range.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected Baillie Gifford Overseas Limited (Baillie) and Acadian Asset Management LLC (Acadian) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

In managing its portion of the Fund’s assets, Baillie Gifford focuses on the following factors. They believe that investing for the long term is their greatest edge. Baillie Gifford’s research seeks to look 5-10 years ahead, and their average holding period is typically many times that of the general market. They believe to outperform you have to be different and choose investments according to the strength of the opportunity, irrespective of domicile or weighting in any index. This normally leads to a highly differentiated portfolio with a low overlap versus the benchmark. They also believe that great growth companies are consistently underappreciated by equity markets. As such, Baillie Gifford focuses on attempting to identify businesses that can sustainably grow profits and cashflows faster than the market over meaningful time frames.

In managing its portion of the Fund’s assets, Acadian utilizes a disciplined quantitative strategy to actively invest in non-US developed and emerging markets equity strategies. All stocks in the non-US equity universe are evaluated across multiple quantitative factors. Acadian’s quantitative investment process builds portfolios from the bottom up, using proprietary valuation models that measure approximately 20 stock factors, focusing on those that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return. A portfolio optimization program is used to balance the expected return on the stocks with factors such as company, country, or industry weightings of the Fund’s benchmark index; desired level of risk; estimated transaction costs; available liquidity; and other requirements.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

Who Manages the Fund? - Sub-advisors

Baillie Gifford Overseas Limited

Portfolio manager	Title with Baillie	Start date on the Fund
Andrew Stobart	Investment Manager	April 2021
Angus Franklin	Investment Manager	April 2021
Donald Farquharson	Investment Manager	April 2021
Jenny Davis	Investment Manager	April 2021
Toby Ross	Investment Manager	April 2021
Tom Walsh	Investment Manager	April 2021

Acadian Asset Management LLC

Portfolio manager	Title with Acadian	Start date on the Fund
Brendan O. Bradley, Ph.D.	Executive Vice President and Chief Investment Officer	January 2015
Ryan D. Taliaferro, Ph.D.	Senior Vice President, Director, Equity Strategies	March 2019

In addition, on or about April 23, 2021, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum International Fund":

Optimum International Fund

Baillie Gifford Overseas Limited (Baillie), located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, UK, is a wholly owned subsidiary of Baillie Gifford & Co. Baillie was founded in 1983 and provides investment management and advisory services to non-UK clients. As of December 31, 2020, Baillie had approximately $445 billion in assets under management. Baillie has held its Fund responsibilities since April 2021.

A team of portfolio managers is primarily responsible for the day-to-day management of Baillie Gifford’s share of the Fund's assets. Andrew Stobart, Angus Franklin, Donald Farquharson, Jenny Davis, Toby Ross and Tom Walsh are jointly and primarily responsible for day-to-day management of Baillie Gifford accounts.  Mr. Stobart, Mr. Franklin, Mr. Farquharson, Ms. Davis, Mr. Ross, and Mr. Walsh have all held their Fund responsibilities since April 2021.

Mr. Stobart has been a member of the International Alpha Portfolio Construction Group since 2008 and an Investment Manager in the Emerging Markets Equity Team since 2007. Andrew previously worked in the UK, Japanese and North American Teams. He joined Baillie Gifford as an Investment Analyst in 1991, having spent three years working in Investment Banking in London. Andrew graduated MA in Economics from the University of Cambridge in 1987.

Mr. Franklin conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2006. Angus also chairs the firm’s Investment Management Group and became a Partner in 2012, having also worked in the UK, Emerging Markets and European Equity Teams since joining Baillie Gifford in 1994. Mr. Franklin graduated MA in Social and Economic History from the University of St Andrews and qualified as a Chartered Accountant in 1992.

Mr. Farquharson heads the Japanese Equities Team and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2014. He joined Baillie Gifford in 2008 and became a Partner in 2017. He has 32 years’ investment experience dedicated almost entirely to Japanese Equities. Donald spent 20 years working for Schroders as a Japanese specialist, latterly as Head of the Pan Pacific Equity Team. Between 1991 and 1995, he headed Schroders’ Research Team in Tokyo. Mr. Farquharson graduated MA (Hons) in Arabic Studies from the University of St Andrews in 1987 and is a CFA Charterholder.

Ms. Davis conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2016. She joined Baillie Gifford in 2011 and worked on two of our global equity strategies, having started her career at Neptune Investment Management. Ms. Davis graduated MA in Music from the University of Oxford in 2008, and latterly undertook postgraduate studies in Psychotherapy at the University of Edinburgh.

Mr. Ross is Co-Head of the Global Income Growth Team and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2018. Since joining Baillie Gifford in 2006, Toby has also spent time as an Investment Analyst in the UK Equity Team and as a Global Sector Specialist. He graduated MA in English Literature from the University of Cambridge in 2006 and is a CFA Charterholder.

Mr. Walsh conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2018. He joined Baillie Gifford in 2009, working on the UK, European and Global Opportunities teams, as well as spending four years as a member of the International Focus PCG. Before joining Baillie Gifford, Tom worked at

Fidelity International, Merrill Lynch and Deloitte & Touche. He graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified.

Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, MA 02110, is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of BrightSphere Investment Group Inc. (“BSIG”), a publicly listed company on the NYSE. Acadian has been managing assets since 1987. As of March 31, 2020, Acadian managed approximately $79.5 billion in assets. Acadian has held its Fund responsibilities since January 2015.

Brendan O. Bradley, Ph.D., is Executive Vice President and Chief Investment Officer at Acadian. Dr. Bradley joined Acadian in 2004 and is the chief investment officer. Brendan has served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Management Team. Prior to Acadian, Brendan was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Brendan earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College. Brendan has held his Fund responsibilities since January 2015.

Ryan D. Taliaferro, Ph.D. is Senior Vice President, Director, Equity Strategies at Acadian. Dr. Taliaferro joined Acadian in 2011 and currently serves as director of equity strategies and member of the Executive Committee. Previously, he was the lead portfolio manager for Acadian’s Managed Volatility strategies. Prior to joining Acadian, Dr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Dr. Taliaferro earned a Ph.D. in business economics (finance) from Harvard University and an M.B.A. in finance and economics from the University of Chicago. He also holds an A.M. in economics, and an A.M. and A.B. in physics from Harvard University. Ryan has held his Fund responsibilities since March 2019.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this supplement for future reference.

This Supplement is dated April 6, 2021.